UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2005

YAMAHA MOTOR RECEIVABLES CORPORATION

(Exact name of registrant as specified in its charter)

(Originator of the Yamaha Motor Master Trust)

Delaware	333-74069, 333-45516	33-0592719
(State or other Jurisdiction of Incorporation)	(Commission File Numbers)	(I.R.S. Employer Identification No.)

6555 Katella Avenue, Suite A, Cypress, CA  90630

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (714) 761-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.               Other Events

Pursuant to that certain Amended and Restated Master Pooling and Servicing Agreement, dated as of May 1, 1999, among Yamaha Motor Receivables Corporation, Yamaha Motor Corporation, U.S.A. (the “Servicer”), and JPMorgan Chase Bank, a New York banking corporation (successor to the Fuji Bank and Trust Company), as amended, supplemented or otherwise modified and in effect from time to time, the Servicer prepared a Monthly Servicer’s Certificate with respect to the July 15, 2005 Distribution Date for the Collection Period ending June 30, 2005.  A copy of such Monthly Servicer’s Certificate is attached hereto as Exhibit 8.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YAMAHA MOTOR RECEIVABLES CORPORATION

(Registrant)

Dated:	July 15, 2005	By:	/s/ Russell D. Jura
		Name:	Russell D. Jura
		Title:	Assistant Secretary

INDEX TO EXHIBITS

Exhibit Number	Exhibit	Method of Filing

8.01	Monthly Servicer’s Certificate with respect to the July 15, 2005 Distribution Date for the Collection Period ending June 30, 2005.	Filed Herewith